UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 25, 2013

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

120 Vantis, Suite 350
Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                           Completion of Acquisition or Disposition of Assets

On January 25, 2013, Sunstone Hotel Investors, Inc. (the “Company”) completed the sale of a four-hotel 1,222-room portfolio and a commercial laundry facility (collectively, the “Portfolio”), in Rochester, Minnesota, to an unaffiliated third party (the “Buyer”), for a gross price of $230.0 million. The four hotels include the 660-room Kahler Grand, the 271-room Kahler Inn & Suites, the 202-room Marriott Rochester and the 89-room Residence Inn by Marriott Rochester. The Company has retained a $25.0 million preferred equity investment in the four-hotel Portfolio that yields an 11% dividend. In addition, the Company has retained a $14.0 million liability related to the Portfolio’s pension plan, which could be triggered in certain circumstances, including termination of the pension plan. The Company has also provided a $3.7 million working cash advance to the Buyer that will be repaid to the Company from the Portfolio’s available cash flow. Concurrent with the Portfolio sale, the Company has defeased the outstanding $26.7 million mortgage secured by the Kahler Grand for a total cost of approximately $30.0 million, prepaid the $0.4 million loan secured by the commercial laundry facility, and has written off $51,000 in related deferred financing fees.

There are no material relationships between the Buyer and the Company or any of its affiliates, or any director or officer of the Company, or any associate of any such director or officer, other than in respect of the Portfolio sale.

Item 2.02             Results of Operations and Financial Condition.

On January 25, 2013, the Company issued a press release reporting its preliminary financial results for the three months and year ended December 31, 2012.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01                                           Regulation FD Disclosure

On January 25, 2013, the Company issued a press release reporting the Portfolio sale and its preliminary earnings results for the three months and year ended December 31, 2012. A copy of that press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated by reference herein. The press release has also been posted in the investor relations/press releases section of the Company’s website at www.sunstonehotels.com.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01                                           Financial Statements and Exhibits

(b)	The following pro forma financial statements are furnished herewith:

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2012
Notes to Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2012
Unaudited Pro Forma Consolidated Statements of Operations for the Nine Months Ended September 30, 2012 and 2011
Notes to Unaudited Pro Forma Consolidated Statements of Operations for the Nine Months Ended September 30, 2012 and 2011
Unaudited Pro Forma Consolidated Statements of Operations for the Years Ended December 31, 2011, 2010 and 2009
Notes to Unaudited Pro Forma Consolidated Statements of Operations for the Years Ended December 31, 2011, 2010 and 2009

(d)	The following exhibits are furnished herewith:

Exhibit No.	Description
99.1	Press release dated January 25, 2013

Unaudited Pro Forma Financial Information

The Company’s historical financial information as of and for the nine months ended September 30, 2012 and 2011 was derived from historical information originally reported in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on November 6, 2012. The Company’s historical information for the years ended December 31, 2011, 2010 and 2009 was derived from its audited historical information originally reported in the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2012.

The following unaudited pro forma financial information gives effect to the following transactions:

•                  The January 2013 sale of the Kahler Grand, the Kahler Inn & Suites, the Marriott Rochester, the Residence Inn by Marriott Rochester and a commercial laundry facility (the “Portfolio” sale), all located in Rochester, Minnesota for a gross sale price of $230.0 million;

•                  The January 2013 defeasance of debt secured by the Kahler Grand, and prepayment of debt secured by the commercial laundry facility, along with the related write-off of $51,000 in deferred financing fees; and

•                  The September 2012 sale of the Doubletree Guest Suites Minneapolis, the Hilton Del Mar, the Marriott Troy and an office building next to the Marriott Troy, along with the August 2012 sale of the Marriott Del Mar (collectively, the “2012 Dispositions”).

The unaudited pro forma consolidated balance sheet as of September 30, 2012 is presented as if the Portfolio sale and related repayment of debt in January 2013 had occurred on September 30, 2012. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2012 and 2011 are presented as if the Portfolio sale and related repayment of debt in January 2013 had occurred on January 1, 2011. The unaudited pro forma consolidated statements of operations for the years ended December 31, 2011, 2010 and 2009 are presented as if the Portfolio sale and related repayment of debt in January 2013 along with the 2012 Dispositions had occurred on January 1, 2009. In the opinion of the Company’s management, all significant adjustments necessary to reflect the effects of the Portfolio sale and related repayment of debt along with the 2012 Dispositions transactions that can be factually supported within the SEC regulations covering the preparation of pro forma financial statements have been made.

The unaudited pro forma consolidated financial statements and related notes are presented for informational purposes only and do not purport to represent the Company’s financial position or results of operations as if the transactions had occurred on the dates discussed above. They also do not project or forecast the Company’s consolidated financial position or results of operations for any future date or period.

The unaudited pro forma financial statements should be read together with the Company’s historical consolidated financial statements and related notes included in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2012 filed with the SEC on November 6, 2012, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on February 28, 2012. The pro forma adjustments are based on available information and upon assumptions that management believes are reasonable; however, the Company cannot assure you that actual results would not differ from the pro forma information and perhaps in material and adverse ways.  No attempt has been made to update matters in the unaudited pro forma financials except to the extent expressly provided above.

SUNSTONE HOTEL INVESTORS, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 2012

(In thousands, except share data)

	Sunstone Hotels Investors, Inc. Historical	Portfolio Sale (A)	Repayment of Debt (B)	Sunstone Hotel Investors, Inc. Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$164,469	$195,255	$(29,907)	$329,817
Restricted cash	76,790	—	(730)	76,060
Accounts receivable, net	28,534	(2,756)	—	25,778
Inventories	2,664	(1,430)	—	1,234
Prepaid expenses	9,554	(461)	—	9,093

Total current assets	282,011	190,608	(30,637)	441,982
Investment in hotel properties, net	2,800,682	(115,326)	—	2,685,356
Other real estate, net	9,855	(9,667)	—	188
Deferred financing fees, net	12,865	—	(60)	12,805
Goodwill	13,088	(3,683)	—	9,405
Other assets, net	26,441	3,596	—	30,037

Total assets	$3,144,942	$65,528	$(30,697)	$3,179,773

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$25,267	$(2,006)	$—	$23,261
Accrued payroll and employee benefits	22,326	—	—	22,326
Due to Third-Party Managers	9,050	(5,386)	—	3,664
Dividends payable	7,437	—	—	7,437
Other current liabilities	37,829	(996)	—	36,833
Current portion of notes payable	77,579	—	(1,520)	76,059

Total current liabilities	179,488	(8,388)	(1,520)	169,580
Notes payable, less current portion	1,318,102	—	(26,209)	1,291,893
Capital lease obligations, less current portion	15,630	—	—	15,630
Other liabilities	14,789	14,000	—	28,789

Total liabilities	1,528,009	5,612	(27,729)	1,505,892
Commitments and contingencies
Preferred stock, Series C Cumulative Convertible Redeemable Preferred Stock, $0.01 par value, 4,102,564 shares authorized, issued and outstanding at September 30, 2012, liquidation preference of $24.375 per share	100,000	—	—	100,000
Equity:
Stockholders’ equity:
Preferred stock, $0.01 par value, 100,000,000 shares authorized.
8.0% Series A Cumulative Redeemable Preferred Stock, 7,050,000 shares issued and outstanding at September 30, 2012, stated at liquidation preference of $25.00 per share	176,250	—	—	176,250
8.0% Series D Cumulative Redeemable Preferred Stock, 4,600,000 shares issued and outstanding at September 30, 2012, stated at liquidation preference of $25.00 per share	115,000	—	—	115,000
Common stock, $0.01 par value, 500,000,000 shares authorized, 135,237,438 shares issued and outstanding at September 30, 2012	1,352	—	—	1,352
Additional paid in capital	1,492,528	—	—	1,492,528
Retained earnings	147,329	55,176	(2,968)	199,537
Cumulative dividends	(467,707)	—	—	(467,707)
Accumulated other comprehensive loss	(4,740)	4,740	—	—

Total stockholders’ equity	1,460,012	59,916	(2,968)	1,516,960
Non-controlling interest in consolidated joint ventures	56,921	—	—	56,921

Total equity	1,516,933	59,916	(2,968)	1,573,881

Total liabilities and equity	$3,144,942	$65,528	$(30,697)	$3,179,773

See accompanying notes to unaudited pro forma consolidated balance sheet.

SUNSTONE HOTEL INVESTORS, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 2012

The accompanying unaudited pro forma consolidated balance sheet as of September 30, 2012 is based on the Company’s historical unaudited consolidated balance sheet as of September 30, 2012, as adjusted to assume that the following transactions which occurred in January 2013, had occurred on September 30, 2012:

•                  The sale of the Kahler Grand, the Kahler Inn & Suites, the Marriott Rochester, the Residence Inn by Marriott Rochester and a commercial laundry facility (the “Portfolio” sale), all located in Rochester, Minnesota for a gross sale price of $230.0 million; and

•                  The defeasance of debt on the Kahler Grand and the prepayment of debt on the commercial laundry facility, whose debt totaled $27.7 million as of September 30, 2012.

In management’s opinion, all material adjustments to reflect the effects of the preceding transactions have been made. The accompanying unaudited pro forma consolidated balance sheet as of September 30, 2012 is presented for illustrative purposes only, and is not necessarily indicative of what the Company’s actual financial position would have been had the transactions described above occurred on September 30, 2012, nor does it purport to represent the Company’s future financial position.

Notes and Management Assumptions:

A.            Reflects the Portfolio sale as follows (in thousands):

Gross sale price	$230,000
Preferred equity investment (1)	(25,000)
Estimated closing costs	(6,092)
Working capital advances (2)	(3,653)
Net sale price	$195,255

(1)         The Company entered into a joint venture agreement with the Buyer and retains a $25.0 million perpetual preferred investment (“Preferred Equity Investment”) with an eleven percent (11%) dividend rate, resulting in a deferred gain on the sale of $25.0 million. The gain will be deferred until the Preferred Equity Investment is repaid.  The Preferred Equity Investment is recorded at cost on the balance sheet, net of the deferred gain, resulting in a net book value of zero on the accompanying pro forma consolidated balance sheet as of September 30, 2012.

(2)         Includes a working cash advance to the buyer of the Portfolio that will be repaid to the Company from the Portfolio’s available cash flow.

Other balance sheet adjustments for the Portfolio sale reflect the disposal of the net book value of the investment in hotel properties and related capital accounts and associated increase to retained earnings for the net estimated gain on sale using values in existence as the September 30, 2012 pro forma consolidated balance sheet date.

B.            Reflects the Repayment of Debt as follows:

•                  Defeasance of debt on the Kahler Grand and the prepayment of debt on the commercial laundry facility, whose debt totaled $27.7 million as of September 30, 2012;

•                  Total defeasance and prepayment costs of $2.9 million, which will be included in discontinued operations in the Company’s first quarter 2013 statement of operations;

•                  Write-off of related deferred financing fees which totaled approximately $60,000 as of September 30, 2012. This write-off will be included in discontinued operations in the Company’s first quarter 2013 statement of operations; and

•                  Release of $0.7 million of restricted cash from the lender escrow reserves.

SUNSTONE HOTEL INVESTORS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012

(In thousands, except per share data)

	Sunstone Hotel Investors, Inc. Historical	Portfolio Sale (A)	Repayment of Debt (B)	Sunstone Hotel Investors, Inc. Pro Forma
REVENUES
Room	$443,022	$(27,693)	$—	$415,329
Food and beverage	148,574	(5,564)	—	143,010
Other operating	51,243	(13,465)	—	37,778

Total revenues	642,839	(46,722)	—	596,117

OPERATING EXPENSES
Room	112,566	(5,546)	—	107,020
Food and beverage	104,426	(4,656)	—	99,770
Other operating	20,074	(8,300)	—	11,774
Advertising and promotion	31,760	(1,386)	—	30,374
Repairs and maintenance	24,561	(1,765)	—	22,796
Utilities	21,039	(2,200)	—	18,839
Franchise costs	22,443	(1,022)	—	21,421
Property tax, ground lease and insurance	52,237	(1,994)	—	50,243
Property general and administrative	73,202	(4,790)	—	68,412
Corporate overhead	18,975	(88)	—	18,887
Depreciation and amortization	102,899	(6,331)	—	96,568

Total operating expenses	584,182	(38,078)	—	546,104

Operating income	58,657	(8,644)	—	50,013
Interest and other income	155	—	—	155
Interest expense	(59,309)	—	1,209	(58,100)
Loss on extinguishment of debt	(191)	—	—	(191)

LOSS FROM CONTINUING OPERATIONS	$(688)	$(8,644)	$1,209	$(8,123)

Basic and diluted loss attributable to continuing operations per common share	$(0.01)			$(0.07)

Weighted average basic and diluted common shares outstanding	124,271			124,271

See accompanying notes to unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2012 and 2011.

SUNSTONE HOTEL INVESTORS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

(In thousands, except per share data)

	Sunstone Hotel Investors, Inc. Historical	Portfolio Sale (A)	Repayment of Debt (B)	Sunstone Hotel Investors, Inc. Pro Forma
REVENUES
Room	$380,826	$(26,716)	$—	$354,110
Food and beverage	124,838	(5,370)	—	119,468
Other operating	45,454	(12,884)	—	32,570

Total revenues	551,118	(44,970)	—	506,148

OPERATING EXPENSES
Room	96,160	(5,273)	—	90,887
Food and beverage	93,165	(4,728)	—	88,437
Other operating	18,112	(8,115)	—	9,997
Advertising and promotion	27,250	(1,392)	—	25,858
Repairs and maintenance	22,094	(1,685)	—	20,409
Utilities	20,914	(2,530)	—	18,384
Franchise costs	19,046	(944)	—	18,102
Property tax, ground lease and insurance	43,641	(2,048)	—	41,593
Property general and administrative	64,595	(4,351)	—	60,244
Corporate overhead	20,771	(84)	—	20,687
Depreciation and amortization	88,241	(5,659)	—	82,582
Impairment loss	10,862	—	—	10,862

Total operating expenses	524,851	(36,809)	—	488,042

Operating income	26,267	(8,161)	—	18,106
Equity in earnings of unconsolidated joint venture	21	—	—	21
Interest and other income	2,970	—	—	2,970
Interest expense	(55,449)	—	1,305	(54,144)
Gain on remeasurement of equity interests	69,230	—	—	69,230

INCOME FROM CONTINUING OPERATIONS	$43,039	$(8,161)	$1,305	$36,183

Basic and diluted income available to continuing operations per common share	$0.37			$0.31

Weighted average basic and diluted common shares outstanding	117,186			117,186

See accompanying notes to unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2012 and 2011.

SUNSTONE HOTEL INVESTORS, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011

The accompanying unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2012 and 2011 are based on the Company’s historical unaudited consolidated statements of operations for the nine months ended September 30, 2012 and 2011, as adjusted to assume that the following transactions which occurred in January 2013, had occurred on January 1, 2011:

•                  The sale of the Kahler Grand, the Kahler Inn & Suites, the Marriott Rochester, the Residence Inn by Marriott Rochester and a commercial laundry facility (the “Portfolio” sale), all located in Rochester, Minnesota for a gross sale price of $230.0 million; and

•                  The defeasance of debt on the Kahler Grand and prepayment of debt on the commercial laundry facility.

The historical unaudited consolidated statements of operations for the nine months ended September 30, 2012 and 2011 have not been adjusted for either the August 2012 sale of the Marriott Del Mar or the September 2012 sale of the Doubletree Guest Suites Minneapolis, the Hilton Del Mar, the Marriott Troy and an office building next to the Marriott Troy as the operating results for these four hotels and the office building were previously reported in discontinued operations in the historical financial statements.

In management’s opinion, all material adjustments to reflect the effects of the preceding transactions have been made. The accompanying unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2012 and 2011 are presented for illustrative purposes only, and are not necessarily indicative of what the Company’s actual results of operations would have been had the transactions described above occurred on January 1, 2011, nor does it purport to represent the Company’s future financial position or results of operations.

Notes and Management Assumptions:

A.            Reflects the results of operations for the Portfolio for the nine months ended September 30, 2012 and 2011.

B.            Reflects interest expense of $1.2 million and $1.3 million that was recognized during the nine months ended September 30, 2012 and 2011, respectively, on the debt secured by the Kahler Grand, which was defeased in January 2013, as well as the debt secured by the commercial laundry facility, which was prepaid in January 2013.

SUNSTONE HOTEL INVESTORS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

(In thousands, except per share data)

	Sunstone Hotel Investors, Inc. Historical	Portfolio Sale (A)	Repayment of Debt (B)	2012 Dispositions (C)	Sunstone Hotel Investors, Inc. Pro Forma
REVENUES
Room	$572,289	$(35,127)	$—	$(35,979)	$501,183
Food and beverage	196,524	(7,044)	—	(14,377)	175,103
Other operating	65,916	(17,280)	—	(3,128)	45,508

Total revenues	834,729	(59,451)	—	(53,484)	721,794

OPERATING EXPENSES
Room	144,334	(7,025)	—	(9,084)	128,225
Food and beverage	143,120	(6,183)	—	(10,798)	126,139
Other operating	26,092	(10,770)	—	(1,318)	14,004
Advertising and promotion	41,952	(1,822)	—	(2,904)	37,226
Repairs and maintenance	33,766	(2,247)	—	(2,452)	29,067
Utilities	31,014	(3,288)	—	(2,189)	25,537
Franchise costs	29,115	(1,271)	—	(2,249)	25,595
Property tax, ground lease and insurance	63,423	(2,613)	—	(2,800)	58,010
Property general and administrative	98,642	(5,814)	—	(7,535)	85,293
Corporate overhead	25,746	(118)	—	(175)	25,453
Depreciation and amortization	127,945	(7,713)	—	(6,524)	113,708
Impairment loss	10,862	—	—	—	10,862

Total operating expenses	776,011	(48,864)	—	(48,028)	679,119

Operating income	58,718	(10,587)	—	(5,456)	42,675
Equity in earnings of unconsolidated joint ventures	21	—	—	—	21
Interest and other income	3,118	—	—	(3)	3,115
Interest expense	(82,965)	—	1,729	7,041	(74,195)
Gain on remeasurement of equity interests	69,230	—	—	—	69,230

INCOME FROM CONTINUING OPERATIONS	$48,122	$(10,587)	$1,729	$1,582	$40,846

Basic and diluted income available to continuing operations per common share	$0.41				$0.35

Weighted average basic and diluted common shares outstanding	117,206				117,206

See accompanying notes to unaudited pro forma consolidated statements of operations for the years ended December 31, 2011, 2010 and 2009.

SUNSTONE HOTEL INVESTORS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

(In thousands, except per share data)

	Sunstone Hotel Investors, Inc. Historical	Portfolio Sale (A)	Repayment of Debt (B)	2012 Dispositions (C)	Sunstone Hotel Investors, Inc. Pro Forma
REVENUES
Room	$418,943	$(34,385)	$—	$(33,519)	$351,039
Food and beverage	159,365	(7,174)	—	(14,003)	138,188
Other operating	46,236	(16,746)	—	(3,117)	26,373

Total revenues	624,544	(58,305)	—	(50,639)	515,600

OPERATING EXPENSES
Room	107,788	(7,136)	—	(8,551)	92,101
Food and beverage	116,856	(6,965)	—	(11,002)	98,889
Other operating	23,265	(10,365)	—	(1,365)	11,535
Advertising and promotion	32,225	(1,880)	—	(3,019)	27,326
Repairs and maintenance	27,161	(2,104)	—	(2,449)	22,608
Utilities	24,527	(3,138)	—	(2,272)	19,117
Franchise costs	21,474	(1,270)	—	(2,172)	18,032
Property tax, ground lease and insurance	40,980	(2,724)	—	(2,976)	35,280
Property general and administrative	74,535	(5,730)	—	(7,052)	61,753
Corporate overhead	21,971	(130)	—	(90)	21,751
Depreciation and amortization	92,374	(6,547)	—	(6,194)	79,633
Impairment loss	1,943	—	—	(1,943)	—

Total operating expenses	585,099	(47,989)	—	(49,085)	488,025

Operating income	39,445	(10,316)	—	(1,554)	27,575
Equity in earnings of unconsolidated joint ventures	555	—	—	—	555
Interest and other income	111	6	—	(5)	112
Interest expense	(70,174)	2,228	1,856	7,159	(58,931)

LOSS FROM CONTINUING OPERATIONS	$(30,063)	$(8,082)	$1,856	$5,600	$(30,689)

Basic and diluted loss attributable to continuing operations per common share	$(0.30)				$(0.31)

Weighted average basic and diluted common shares outstanding	99,709				99,709

See accompanying notes to unaudited pro forma consolidated statements of operations for the years ended December 31, 2011, 2010 and 2009.

SUNSTONE HOTEL INVESTORS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

(In thousands, except per share data)

	Sunstone Hotel Investors, Inc. Historical	Portfolio Sale (A)	Repayment of Debt (B)	2012 Dispositions (C)	Sunstone Hotel Investors, Inc. Pro Forma
REVENUES
Room	$401,920	$(33,540)	$—	$(31,399)	$336,981
Food and beverage	157,219	(7,529)	—	(15,371)	134,319
Other operating	50,173	(16,601)	—	(3,331)	30,241

Total revenues	609,312	(57,670)	—	(50,101)	501,541

OPERATING EXPENSES
Room	100,578	(7,100)	—	(7,599)	85,879
Food and beverage	115,246	(6,645)	—	(11,846)	96,755
Other operating	23,579	(10,323)	—	(1,470)	11,786
Advertising and promotion	31,545	(2,065)	—	(3,076)	26,404
Repairs and maintenance	26,819	(2,001)	—	(2,381)	22,437
Utilities	24,429	(3,206)	—	(2,344)	18,879
Franchise costs	20,658	(1,193)	—	(2,030)	17,435
Property tax, ground lease and insurance	42,820	(2,631)	—	(3,131)	37,058
Property general and administrative	71,019	(5,605)	—	(6,739)	58,675
Corporate overhead	25,227	(30)	—	(125)	25,072
Depreciation and amortization	92,457	(6,564)	—	(7,103)	78,790
Impairment loss	30,852	(2,658)	—	(25,371)	2,823

Total operating expenses	605,229	(50,021)	—	(73,215)	481,993

Operating income	4,083	(7,649)	—	23,114	19,548
Equity in net losses of unconsolidated joint ventures	(27,801)	—	—	—	(27,801)
Interest and other income	1,388	—	—	(10)	1,378
Interest expense	(75,869)	4,504	1,971	7,257	(62,137)
Gain on extinguishment of debt	54,506	—	—	—	54,506

LOSS FROM CONTINUING OPERATIONS	$(43,693)	$(3,145)	$1,971	$30,361	$(14,506)

Basic and diluted loss attributable to continuing operations per common share	$(0.63)				$(0.21)

Weighted average basic and diluted common shares outstanding	69,820				69,820

See accompanying notes to unaudited pro forma consolidated statements of operations for the years ended December 31, 2011, 2010 and 2009.

SUNSTONE HOTEL INVESTORS, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 and 2009

The accompanying unaudited pro forma consolidated statements of operations for the years ended December 31, 2011, 2010 and 2009 are based on the Company’s historical audited consolidated statements of operations for the years ended December 31, 2011, 2010 and 2009, as adjusted to assume that the following transactions that occurred after 2011 had occurred on January 1, 2009:

•                  The January 2013 sale of the Kahler Grand, the Kahler Inn & Suites, the Marriott Rochester, the Residence Inn by Marriott Rochester and a commercial laundry facility (the “Portfolio” sale), all located in Rochester, Minnesota for a gross sale price of $230.0 million;

•                  The January 2013 defeasance of debt on the Kahler Grand and prepayment of debt on the commercial laundry facility; and

•                  The September 2012 sale of the Doubletree Guest Suites Minneapolis, the Hilton Del Mar, the Marriott Troy and an office building next to the Marriott Troy, along with the August 2012 sale of the Marriott Del Mar (collectively the “2012 Dispositions”).

In management’s opinion, all material adjustments to reflect the effects of the preceding transactions have been made. The accompanying unaudited pro forma consolidated statements of operations for the years ended December 31, 2011, 2010 and 2009 are presented for illustrative purposes only, and are not necessarily indicative of what the Company’s actual results of operations would have been had the transactions described above occurred on January 1, 2009, nor do they purport to represent the Company’s future financial position or results of operations.

Notes and Management Assumptions:

A.            Reflects the results of operations for the Portfolio for the years ended December 31, 2011, 2010 and 2009.

B.            Reflects interest expense of $1.7 million, $1.9 million and $2.0 million that was recognized during the years ended December 31, 2011, 2010 and 2009, respectively, on the debt secured by the Kahler Grand which was defeased in January 2013, as well as the debt secured by the commercial laundry facility, which was prepaid in January 2013.

C.            Reflects the results of operations for the hotels included in the 2012 Dispositions for the years ended December 31, 2011, 2010 and 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: January 25, 2013	By:	/s/ John V. Arabia
John V. Arabia Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 25, 2013